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                                                                    EXHIBIT 10.6

                                 MUTUAL RELEASE

      This "Agreement" is made and entered into this 1st day of October, 2001, by and between SBC Services (including all subsidiary companies) ("SBC") and Cidco, Inc. ("CIDCO"). It is the desire of each party to fully settle and releases the other from all claims which may have arisen out of prior business dealings.

      Obligations of CIDCO. Immediately after the execution of this Agreement, CIDCO shall pay to SBC in immediately available funds $1,082,543.

      Mutual Release. Except with respect to the obligation of CIDCO to pay the amount above, each party for themselves and for their respective legal predecessors, successors and assigns, does generally and fully release and discharge each other from all claims or liabilities whether or not now known, suspected, or claimed, that the Parties may have against each other relating to or concerning prior business dealings.


SBC Services

By: /s/ Brittany Loya
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Name: Brittany Loya
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Title: Associate Director - Consumer CPE
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CIDCO, Inc.

By: /s/ Paul G. Locklin
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Name: Paul Locklin
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Title: CEO
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